SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                     Dated as of July 26, 1999


          FEDERATED DEPARTMENT STORES, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as an administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, an "Administrative Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below) and as paying agent (in such capacity, the "Paying Agent") for the Lenders and as joint book manager and joint lead arranger, THE CHASE MANHATTAN BANK, as an administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, an "Administrative Agent"; the Administrative Agents and the Paying Agent being, collectively, the "Agents") for the Lenders and as joint book manager and joint lead arranger, BANKBOSTON, N.A., as syndication agent, and THE BANK OF AMERICA, NATIONAL TRUST & SAVINGS ASSOCIATION, as documentation agent, hereby agree as follows:


                     PRELIMINARY STATEMENTS

          (1) The Borrower is party to a 364-Day Amended and Restated Credit Agreement dated as of July 27, 1998 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A.
and The Chase Manhattan Bank, as Agents for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

          (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

          (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $500,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

          SECTION  1.  Amendments to the Existing Credit Agreement.
         (a) Section 1.01 of the Existing Credit Agreement is, effective as of July 26, 1999 and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definition of "Revolver Termination Date" set forth therein and replacing it with the following new definition thereof:

          "Revolver Termination Date" means the earlier of (a) July 24, 2000 (subject to the extension thereof pursuant to Section 2.15) and (b) the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.04 or 6.01; provided, however, that the Revolver Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.15 shall be the Revolver Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement and any Notes.

          (b) Section 1.01 of the Existing Credit Agreement is, effective as of July 26, 1999 and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by adding the following definition of "Applicable Utilization Fee":

          "Applicable Utilization Fee" means, as of any date on which the aggregate Advances exceed 33.3% of the aggregate
     Commitments, a percentage equal to 0.20% per annum.

          (c)  Section 2.06(a)(i) and (ii) of the Existing Credit
Agreement are, effective as of July 26, 1999 and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended in full to read as follows:

               "(i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time plus (z) the Applicable Utilization Fee, if any, in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

               (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus (y) the Applicable Margin in effect from time to time plus (z) the Applicable Utilization Fee, if any, in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full."

          (d) Section 2.15(c)(i) of the Existing Credit Agreement is, effective as of July 26, 1999 and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended in full to read as follows:

               "(i) any such Consenting Lender or Assuming Lender shall have paid to such Non-Consenting Lender (A) the aggregate principal amount of, and any interest accrued and unpaid to the effective date of the assignment on, the outstanding Revolving Credit Advances, if any, of such Non-Consenting Lender plus (B) any accrued but unpaid facility fees or utilization fees owing to such Non-Consenting Lender as of the effective date of such assignment;"

          (e) Schedule I to the Existing Credit Agreement is, effective as of July 26, 1999 and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

          SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Amendment
Effective Date") when and only if:

          (a) The Paying Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower, the Agents and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Paying Agent that such Initial Lender has executed this Amendment and Restatement.

          (b) The Paying Agent shall have received on or before July 26, 1999 the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Paying Agent and in sufficient copies for each Initial
     Lender: the Revolving Credit Notes payable to the order of each of the Lenders that have requested Revolving Credit Notes prior to July 26, 1999.

          (c)  The representations and warranties contained in
     Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Amendment Effective Date, before and after giving effect to the Amendment Effective Date, as though made on and as of such date.

          (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Amendment
     Effective Date, that constitutes a Default.

          SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes.
          (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

          (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to July 28, 1997.

          (d) Upon the effectiveness of this Amendment and Restatement pursuant to Section 2(a), the Commitments under the Existing Credit Agreement are automatically terminated and the Commitments under this Amendment and Restatement are automatically effective.

          SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agents with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

          SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

          SECTION 6.  Governing Law.  This Amendment and
Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         THE BORROWER


                              FEDERATED DEPARTMENT STORES, INC.,

                              By   /s/ Karen M. Hoguet
                                   Name:  Karen M. Hoguet
                                   Title:  Senior Vice President and
                                   Chief Financial Officer


                         THE AGENTS


                              CITIBANK, N.A.,
                                   as an Administrative Agent and
                                   as Paying Agent

                              By   /s/ Laura A. Siracuse
                                   Name:  Laura A. Siracuse
                                   Title:


                              THE CHASE MANHATTAN BANK,
                                   as an Administrative Agent

                              By   /s/ Barry K. Bergman
                                   Name:  Barry K. Bergman
                                   Title:  Vice President


                              BANKBOSTON, N.A.,
                                   as Syndication Agent

                              By   /s/ Judith C.E. Kelly
                                   Name:  Judith C.E. Kelly
                                   Title:  Vice President


                              THE BANK OF AMERICA, NT & SA,
                                   as Documentation Agent

                              By   /s/ Bridget Garavalia
                                   Name:  Bridget Garavalia
                                   Title:  Managing Director


                              THE INITIAL LENDERS


                              CITIBANK, N.A.

                              By   /s/ Laura A. Siracuse
                                   Name:  Laura A. Siracuse
                                   Title:


                              THE CHASE MANHATTAN BANK

                              By   /s/ Barry K. Bergman
                                   Name:  Barry K. Bergman
                                   Title:  Vice President


                              BANKBOSTON, N.A.

                              By   /s/ Judith C.E. Kelly
                                   Name:  Judith C.E. Kelly
                                   Title:  Vice President


                              THE BANK OF AMERICA, NT & SA

                              By   /s/ Bridget Garavalia
                                   Name:  Bridget Garavalia
                                   Title:  Managing Director


                              ARAB BANK PLC, GRAND CAYMAN

                              By   /s/ Nosal Barbar
                                   Name:  Nosal Barbar
                                   Title:


                              THE BANK OF NEW YORK

                              By   /s/ Michael Flnnery
                                   Name:  Michael Flannery
                                   Title:  Vice President


                              NATIONSBANK

                              By   /s/ Bridget Garavalia
                                   Name:  Bridget Garavalia
                                   Title:  Managing Director


                              CREDIT AGRICOLE INDOSUEZ

                              By   /s/ David Bouhl
                                   Name:  David Bouhl
                                   Title: First Vice President and
                                          Managing Director

                              By   /s/ Theodore D. Tice
                                   Name:  Theodore D. Tice
                                   Title:  Senior Relationship Manager


                              COMERICA BANK

                              By   /s/ Lisa M. Kotula
                                   Name:  Lisa M. Kotula
                                   Title:  Account Officer


                              CREDIT SUISSE FIRST BOSTON

                              By   /s/ Bill O'Daly
                                   Name:  Bill O'Daly
                                   Title:  Vice President

                              By   /s/ Chris T. Horgan
                                   Name:  Chris T. Horgan
                                   Title:  Vice President


                              THE FIFTH THIRD BANK

                              By   /s/ Tom Welch
                                   Name:  Tom Welch
                                   Title:  Assistant Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By   /s/ Catherine A. Muszyniski
                                   Name:  Catherine A. Muszynsky
                                   Title:  Vice President


                              ALLFIRST BANK

                              By   /s/ Robert M. Beaver
                                   Name:  Robert M. Beaver
                                   Title:  Vice President


                              FLEET NATIONAL BANK

                              By   /s/  Christopher J. Kampe
                                   Name:  Christopher J. Kampe
                                   Title:  Vice President


                              MELLON BANK, N.A.

                              By   /s/ Richard J. Soherish
                                   Name:  Richard J. Soherish
                                   Title:  Vice President


                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK

                              By   /s/ Robert Bottamedi
                                   Name:  Robert Bottamedi
                                   Title:  Senior Vice President


                              NATIONAL BANK OF KUWAIT SAK -
                              NEW YORK

                              By   /s/  Muhammad Kamal
                                   Name:  Muhammad Kamal
                                   Title:  General Manager

                              By   /s/ Robert J. McNeill
                                   Name:  Robert J. McNeill
                                   Title:  Executive Manager


                              PNC BANK, OHIO, NATIONAL ASSOCIATION

                              By   /s/ Bruce A. Kintner
                                   Name:  Bruce A. Kintner
                                   Title:  Vice President


                              STANDARD CHARTERED BANK, N.A.

                              By   /s/ Shaflq Ur Rahman
                                   Name:  Shaflq Ur Rahman
                                   Title:  Standard Chartered Bank

                              By   /s/ Peter G.R. Dodds
                                   Name:  Peter G.R. Dodds
                                   Title:  Coin 98/62


                              FIRSTAR BANK, N.A.

                              By   /s/ Derek S. Roudebush
                                   Name:  Derek S. Roudebush
                                   Title:  Vice President


                              SUMITOMO BANK, LIMITED

                              By   /s/ J. Bruce Meredith
                                   Name:  J. Bruce Meredith
                                   Title:  Senior Vice President


                              SUNTRUST BANK CENTRAL FLORIDA, N.A.

                              By   /s/ Margaret A. Jaketic
                                   Name:  Margaret A. Jaketic
                                   Title:  Vice President


                              UNION BANK OF CALIFORNIA, N.A.

                              By   /s/ Timothy P. Streb
                                   Name:  Timothy P. Streb
                                   Title:  Vice President


                              WACHOVIA BANK, N.A.

                              By   /s/ Brad Walkins
                                   Name:  Brad Walkins
                                   Title:  Vice President


                              WELLS FARGO BANK, N.A.

                              By   /s/ Suzanne Morys
                                   Name:  Suzanne Morys
                                   Title:  Vice President

                              By   /s/ Bradley A. Hardy
                                   Name:  Bradley A. Hardy
                                   Title:  Vice President


            SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

            COMMITMENTS AND APPLICABLE LENDING OFFICES



   Name of       Revolving    Domestic Lending    Eurodollar Lending
   Initial        Credit            Office                Office
    Lender      Commitment

Citibank,       $55,000,000  Credit:              Credit:
N.A.                          399 Park Avenue,     399 Park Avenue,
                              12th Floor           12th Floor
                              New York, NY 10043   New York, NY 10043
                              Attn: Marc Merlino   Attn: Marc Merlino
                              Phone: (212) 559-    Phone: (212) 559-
                              1875                 1875
                              Fax: (212) 793-      Fax: (212) 793-
                              7585                 7585
                             Administrative:      Administrative:
                              2 Penns Plaza        2 Penns Plaza
                              Suite 200            Suite 200
                              New Castle, DE       New Castle, DE
                              19720                19720
                              Attn: Leonard        Attn: Leonard
                              Sarcona              Sarcona
                              Phone: (718) 248-    Phone: (718) 248-
                              4536                 4536
                              Fax: (718) 248-      Fax: (718)  248-
                              4844                 4844

The Chase       $55,000,000  Credit:              Credit:
Manhattan                     270 Park Avenue,     270 Park Avenue,
Bank, N.A.                    48th Fl.             48th Fl.
                              New York, NY         New York, NY
                              10017                10017
                              Attn: Barry          Attn: Barry
                              Bergman              Bergman
                              Phone: (212) 270-    Phone: (212) 270-
                              0203                 0203
                              Fax: (212) 270-      Fax: (212) 270-
                              5646                 5646
                             Administrative:      Administrative:
                              1 Chase Manhattan    1 Chase Manhattan
                              Plaza                Plaza
                              8th Floor            8th Floor
                              New York, NY         New York, NY
                              10081                10081
                              Attn:  Amy           Attn: Amy Labinger
                              Labinger             Phone:  (212) 552-
                              Phone:  (212) 552-   4025
                              4025                 Fax:  (212) 552-
                              Fax:  (212) 552-    7500
                              7500

BankBoston,     $42,000,000  Credit:              Credit:
N.A.                          100 Federal Street   100 Federal Street
                              Mail Stop 01-09-05   Mail Stop 01-09-05
                              Boston, MA  02106    Boston, MA  02106
                              Attn: Judy Kelly     Attn: Judy Kelly
                              Phone: (617) 434-    Phone: (617) 434-
                              5280                 5280
                              Fax: (617) 434-      Fax: (617) 434-
                              6685                 6685
                             Administrative:      Administrative:
                              100 Federal Street   100 Federal Street
                              Mail Stop 01-21-     Mail Stop 01-21-
                              01                   01
                              Boston, MA           Boston, MA
                              02110                02110
                              Attn:  Michelle      Attn:  Michelle
                              Taglione             Taglione
                              Phone:  (617)        Phone:  (617)
                              434-4039             434-4039
                              Fax:  (617) 434-     Fax:  (617) 434-
                              6685                 6685

The Bank of     $50,500,000  Credit:              Credit:
America, NT &                 231 South LaSalle    231 South LaSalle
SA                            Street               Street
                              Chicago, IL  60697   Chicago, IL  60697
                              Attn: Sandy Ober     Attn: Sandy Ober
                              Phone: (312) 828-    Phone: (312) 828-
                              1307                 1307
                              Fax: (312) 987-      Fax: (312) 987-
                              0303                 0303
                             Administrative:      Administrative:
                              231 South LaSalle    231 So. LaSalle
                              Street               Street
                              Chicago, IL          Chicago, IL
                              60697                60697
                              Attn:  Sandra        Attn:  Sandra
                              Kramer               Kramer
                              Phone:  (312)        Phone:  (312)
                              828-6645             828-6645
                              Fax:  (312) 987-     Fax:  (312) 987-
                              5833                 5833

The Bank of     $24,000,000  Credit:              Credit:
New York                      One Wall Street,     One Wall Street,
                              22nd Floor           22nd Floor
                              New York, NY         New York, NY
                              10286                10286
                              Attn: Paula Regan    Attn: Paula Regan
                              Phone: (212) 635-    Phone: (212) 635-
                              7867                 7867
                              Fax: (212) 635-      Fax: (212) 635-
                              1483                 1483
                             Administrative:      Administrative:
                              One Wall Street,     One Wall Street,
                              22nd Floor           22nd Floor
                              New York, NY         New York, NY
                              10286                10286
                              Attn:  Susan         Attn:  Susan
                              Baratta              Baratta
                              Phone:  (212)        Phone:  (212)
                              635-6761             635-6761
                              Fax:  (212) 635-     Fax:  (212) 635-
                              6397                 6397

Credit Suisse   $24,000,000  Credit:              Credit:
First Boston                  11 Madison Ave.,     11 Madison Ave.,
                              19th Fl.             19th  Fl.
                              New York, NY         New York, NY
                              10010                10010
                              Attn: Chris Hogan    Attn: Chris Hogan
                              Phone: (212) 325-    Phone: (212) 325-
                              9157                 9157
                              Fax: (212) 325-      Fax: (212) 325-
                              8309                 8309
                             Administrative:      Administrative:
                              11 Madison Ave.      11 Madison Ave.
                              New York, NY         New York, NY
                              10010                10010
                              Attn:  Gina          Attn:  Gina
                              Manginello           Manginello
                              Phone: (212) 325-    Phone:  (212) 325-
                              9149                 9149
                              Fax:  (212) 325-     Fax:  (212) 325-
                              8319                 8319

Fleet           $24,000,000  Credit:              Credit:
National Bank                 One Federal Street   One Federal Street
                              MA OF 0320           MA OF 0320
                              Boston, MA  02110    Boston, MA  02110
                              Attn: Richard        Attn: Richard
                              Seufert              Seufert
                              Phone: (617) 346-    Phone: (617) 346-
                              0611                 0611
                              Fax: (617) 346-      Fax: (617) 346-
                              0689                 0689
                             Administrative:      Administrative:
                              One Federal Street   One Federal Street
                              MA OF 0308           MA OF 0308
                              Boston, MA  02110    Boston, MA  02110
                              Attn: Michael        Attn: Michael
                              Araujo               Araujo
                              Phone: (617) 346-    Phone: (617) 346-
                              0601                 0601
                              Fax: (617) 346-      Fax: (617) 346-
                              0595                 0595

PNC Bank,       $24,000,000  Credit:              Credit:
Ohio,                         201 East 5th         201 East 5th
National                      Street               Street
Association                   Cincinnati, OH       Cincinnati, OH
                              45202                45202
                              Attn: Joe            Attn: Joe
                              Richardson           Richardson
                              Phone: (513) 651-    Phone: (513) 651-
                              8688                 8688
                              Fax: (513) 651-      Fax: (513) 651-
                              8951                 8951
                             Administrative:      Administrative:
                              201 E. 5th Street    201 E. 5th Street
                              Cincinnati, OH       Cincinnati, OH
                              45202                45202
                              Attn: Sandy Wilson   Attn: Sandy Wilson
                              Phone:(513) 651-     Phone: (513)
                              8984                 651- 8984
                              Fax:  (513) 651-     Fax:  (513) 651-
                              8951                 8951

Sumitomo        $20,000,000  Credit:              Credit:
Bank, Limited                 U.S. Corporate       U.S. Corporate
                              Dept.                Dept.
                              277 Park Avenue,     277 Park Avenue,
                              6th Floor            6th Floor
                              New York, NY         New York, NY
                              10172                10172
                              Attn: Rohn           Attn: Rohn
                              Laudenschlager       Laudenschlager
                              Phone: (212) 224-    Phone: (212) 224-
                              4226                 4226
                              Fax (212) 418-4384   Fax (212) 418-4384
                             Administrative:      Administrative:
                              International        International
                              Finance Dept.        Finance Dept.
                              277 Park Avenue,     277 Park Avenue,
                              6th Floor            6th Floor
                              New York, NY         New York, NY
                              10172                10172
                              Attn: Ivelesse       Attn: Ivelesse
                              Mena-Garcia          Mena-Garcia
                              Phone: (212) 224-    Phone: (212) 224-
                              4150                 4150
                              Fax (212) 224-5197   Fax (212) 224-5197

Union Bank of   $23,750,000  Credit:              Credit:
California,                   350 California       350 California
N.A.                          St., 11th Fl.        St., 11th Fl.
                              San Francisco, CA    San Francisco, CA
                              94104                94104
                              Attn: Timothy P.     Attn: Timothy P.
                              Streb, VP            Streb, VP
                              Phone: (415) 705-    Phone: (415) 705-
                              7021                 7021
                              Fax: (415) 705-      Fax: (415) 705-
                              7085                 7085
                             Administrative:      Administrative:
                              350 California       350 California
                              St., 11th Fl.        St., 11th Fl.
                              San Francisco, CA    San Francisco, CA
                              94104                94104
                              Attn: Richard A.     Attn: Richard A.
                              Sutter, VP           Sutter, VP
                              Phone: (415) 705-    Phone: (415) 705-
                              7090                 7090
                              Fax: (415) 705-      Fax: (415) 705-
                              7085                 7085

Mellon Bank,    $19,000,000  Credit:              Credit:
N.A.                          One Mellon Bank      One Mellon Bank
                              Center,  Room 370    Center,  Room 370
                              Pittsburgh, PA       Pittsburgh, PA
                              15258-0001           15258-0001
                              Attn: Rick Schaich   Attn: Rick Schaich
                              Phone: (412) 234-    Phone: (412) 234-
                              4420                 4420
                              Fax: (412) 236-      Fax: (412) 236-
                              1914                 1914
                             Administrative:      Administrative:
                              Three Mellon Bank    Three Mellon Bank
                              Center               Center
                              Room 2305            Room 2305
                              Pittsburgh, PA       Pittsburgh, PA
                              15259-0003           15259-0003
                              Attn: Greg Klino     Attn: Greg Klino
                              Phone: (412) 234-    Phone: (412) 234-
                              1867                 1867
                              Fax: (412) 234-      Fax: (412) 234-
                              5049                 5049

Credit          $12,500,000  Credit:              Credit:
Agricole                      55 E. Monroe         55 E. Monroe
Indosuez                      Street               Street
                              Suite 4700           Suite 4700
                              Chicago, IL          Chicago, IL
                              60603                60603
                              Attn:  Ray           Attn:  Ray
                              Falkenberg           Falkenberg
                              Phone:  (312)        Phone:  (312)
                              917-7426             917-7426
                              Fax:  (312) 372-     Fax:  (312) 372-
                              3724                 3724
                             Administrative:      Administrative:
                              55 E. Monroe         55 E. Monroe
                              Street               Street
                              Suite 4700           Suite 4700
                              Chicago, IL          Chicago, IL
                              60603                60603
                              Attn:  James         Attn:  James
                              Barrett              Barrett
                              Phone:  (312)        Phone:  (312)
                              917-7429             917-7429
                              Fax:  (312) 372-     Fax:  (312) 372-
                              4421                 4421

The First       $21,250,000  Credit:              Credit:
National Bank                 One First National   One First National
of Chicago                    Plaza                Plaza
                              Chicago, IL 60670    Chicago, IL  60670
                              Attn: Diane Stark    Attn: Diane Stark
                              Phone: (312) 732-    Phone: (312) 732-
                              8251                 8251
                              Fax: (312) 336-      Fax: (312) 336-
                              4380                 4380
                             Administrative:      Administrative:
                              One First National   One First National
                              Plaza                Plaza
                              Chicago, IL 60670    Chicago, IL 60670
                              Attn: Karen          Attn: Karen
                              Hannusch             Hannusch
                              Phone: (312) 732-    Phone: (312) 732-
                              9868                 9868
                              Fax: (312) 732-      Fax: (312) 732-
                              2715                 2715

Morgan          $15,000,000  Credit:              Credit:
Guaranty                      60 Wall Street       60 Wall Street
Trust Company                 New York, NY 10260-  New York, NY 10260-
of New York                   0060                 0060
                              Attn: Deborah        Attn: Deborah
                              Boodheim             Boodheim
                              Phone: (212) 648-    Phone: (212) 648-
                              8063                 8063
                              Fax: (212) 648-      Fax: (212) 648-
                              5018                 5018
                             Administrative:      Administrative:
                              500 Stanton          500 Stanton
                              Christiana Ctr.      Christiana Ctr.
                              Newark, DE  19713-   Newark, DE  19713-
                              2107                 2107
                              Attn: Vickie         Attn: Vickie
                              Fedele               Fedele
                              Phone: (302) 634-    Phone: (302) 634-
                              4225                 4225
                              Fax: (302) 634-      Fax: (302) 634-
                              1852                 1852

Standard        $15,000,000  Credit:              Credit:
Chartered                     7 World Trade        7 World Trade
Bank                          Center               Center
                              27th Floor           27th Floor
                              New York, NY         New York, NY
                              10048                10048
                              Attn: David          Attn: David
                              Cutting              Cutting
                              Phone: (212) 667-    Phone: (212) 667-
                              0469                 0469
                              Fax: (212) 667-      Fax: (212) 667-
                              0225                 0225
                             Administrative:      Administrative:
                              707 Wilshire         707 Wilshire
                              Blvd., W-8-33        Blvd., W-8-33
                              Los Angeles, CA      Los Angeles, CA
                              90017                90017
                              Attn: Qustanti       Attn: Qustanti
                              Shiber               Shiber
                              Phone: (213) 614-    Phone: (213) 614-
                              5037                 5037
                              Fax: (213) 614-      Fax: (213) 614-
                              4270                 4270

Wachovia Bank   $10,000,000  Credit:              Credit:
of Georgia,                   191 Peachtree        191 Peachtree
N.A.                          Street, N.E.         Street, N.E.
                              28th Floor, GA-370   28th Floor, GA-
                              Atlanta, GA 30303    370
                              Attn: Brad Watkins   Atlanta, GA
                              Phone: (404) 332-    30303
                              7093                 Attn: Brad
                              Fax: (404) 332-      Watkins
                              6898                 Phone: (404)
                             Administrative:       332-7093
                              191 Peachtree        Fax: (404) 332-
                              Street, N.E.         6898
                              28th Floor, GA-370  Administrative:
                              Atlanta, GA 30303    191 Peachtree
                              Attn: Christy N.     Street, N.E.
                              Howard               28th Floor, GA-
                              Phone: (404) 332-    370
                              6261                 Atlanta, GA
                              Fax:  (404) 332-     30303
                              6898                 Attn: Christy
                                                   N. Howard
                                                   Phone: (404)
                                                   332-6261
                                                   Fax: (404) 332-
                                                   6898

Comerica Bank   $7,500,000   Credit:              Credit:
                              500 Woodward Ave.    500 Woodward Ave.
                              MC 3268              MC 3268
                              Detroit, MI  48226   Detroit, MI  48226
                              Attn: Hugh Porter    Attn: Hugh Porter
                              Phone (313) 222-     Phone (313) 222-
                              6192                 6192
                              Fax: (312) 222-      Fax: (312) 222-
                              9514                 9514
                             Administrative:      Administrative:
                              500 Woodward Ave.    500 Woodward Ave.
                              MC 3268              MC 3268
                              Detroit, MI  48226   Detroit, MI  48226
                              Attn: Beverly        Attn: Beverly
                              Jones                Jones
                              Phone (313) 222-     Phone (313) 222-
                              3805                 3805
                              Fax: (312) 222-      Fax: (312) 222-
                              3351                 3351

National Bank   $7,500,000   Credit:              Credit:
of Kuwait SAK                 299 Park Avenue      299 Park Avenue
- New York                    New York, NY         New York, NY
                              10171-0023           10171-0023
                              Attn: Jeff Ganter    Attn: Jeff Ganter
                              Phone: (212) 303-    Phone: (212) 303-
                              9828                 9828
                              Fax: (212) 319-      Fax: (212) 319-
                              8269                 8269
                             Administrative:      Administrative:
                              299 Park Avenue      299 Park Avenue
                              New York, NY         New York, NY
                              10171-0023           10171-0023
                              Attn:  Jeff Ganter   Attn:  Jeff Ganter
                              (212) 303-9868       (212) 303-9868
                              (212) 319-8269       (212) 319-8269

Arab Bank       $6,250,000   Credit:              Credit:
PLC, Grand                    520 Madison Ave.     520 Madison Ave.
Cayman                        New York, NY         New York, NY
                              10022                10022
                              Attn: Samer Tamimi   Attn: Samar Tamimi
                              Phone: (212) 715-    Phone: (212) 715-
                              9712                 9712
                              Fax: (212) 593-      Fax: (212) 593-
                              4632                 4632
                             Administrative:      Administrative:
                              520 Madison Ave.     520 Madison Ave.
                              New York, NY         New York, NY
                              10022                10022
                              Attn: Justo          Attn: Justo
                              Huapaya              Huapaya
                              Phone: (212) 715-    Phone: (212) 715-
                              9713                 9713
                              Fax: (212) 593-      Fax: (212) 593-
                              4632                 4632

The Fifth-      $6,250,000   Credit:              Credit:
Third Bank                    38 Fountain          38 Fountain
                              Square Plaza         Square Plaza
                              Cincinnati, OH       Cincinnati, OH
                              45263                45263
                              Attn: Andy Hauck     Attn: Andy Hauck
                              Phone:  (513)        Phone:  (513)
                              579-4178             579-4178
                              Fax:  (513) 579-     Fax:  (513) 579-
                              5226                 5226
                             Administrative:      Administrative:
                              38 Fountain          38 Fountain
                              Square Plaza         Square Plaza
                              Cincinnati, OH       Cincinnati, OH
                              45263                45263
                              Attn:  Daniel        Attn:  Daniel
                              Mullen               Mullen
                              Phone:  (513)        Phone:  (513)
                              579-4104             579-4104
                              Fax:  (513) 579-     Fax:  (513) 579-
                              4226                 4226

Allfirst Bank   $7,500,000   Credit:              Credit:
                              25 S. Charles        25 S. Charles
                              Street               Street
                              Baltimore, MD        Baltimore, MD
                              21201                21201
                              Attn: Jerome         Attn: Jerome
                              Ratliffe             Ratliffe
                              Phone:  (410)        Phone:  (410)
                              244-4852             244-4852
                              Fax:  (410) 545-     Fax:  (410) 244-
                              2047                 2047
                             Administrative:      Administrative:
                              25 S. Charles        25 S. Charles
                              Street               Street
                              Baltimore, MD        Baltimore, MD
                              21201                21201
                              Attn:  Emilia        Attn:  Emilia
                              Schwartz             Schwartz
                              Phone:  (410)        Phone:  (410)
                              244-4201             244-4201
                              Fax:  (410) 244-     Fax:  (410) 244-
                              4294                 4294

Firstar Bank,   $7,500,000   Credit:              Credit:
N.A.                          425 Walnut Street,   425 Walnut Street,
                              ML: 8160             ML: 8160
                              Cincinnati, OH       Cincinnati, OH
                              45202                45202
                              Attn: Derek          Attn: Derek
                              Roudebush            Roudebush
                              Phone: (513) 632-    Phone: (513) 632-
                              4010                 4010
                              Fax: (513) 762-      Fax: (513) 762-
                              2068                 2068
                             Administrative:      Administrative:
                              425 Walnut Street    425 Walnut Street
                              Cincinnati, OH       Cincinnati, OH
                              45202                45202
                              Attn: Patty          Attn: Patty
                              Gambert              Gambert
                              Phone:  (513)        Phone:  (513)
                              632-4034             632-4034
                              Fax:  (513) 632-     Fax:  (513) 632-
                              3099                 3099

SunTrust        $6,250,000   Credit:              Credit:
Bank, N.A.                    200 S. Orange Ave.   200 S. Orange Ave.
                              MC 0-1043            MC 0-1043
                              Orlando, FL  32801   Orlando, FL  32801
                              Attn: Stephen L.     Attn: Stephen L.
                              Leister              Leister
                              Phone: (407) 237-    Phone: (407) 237-
                              4705                 4705
                              Fax: (407) 237-      Fax: (407) 237-
                              6894                 6894
                             Administrative:      Administrative:
                              200 S. Orange Ave.   200 S. Orange Ave.
                              MC 0-1043            MC 0-1043
                              Orlando, FL  32801   Orlando, FL  32801
                              Attn: Lois Keezel    Attn: Lois Keezel
                              Phone: (407) 237-    Phone: (407) 237-
                              4855                 4855
                              Fax: (407) 237-      Fax: (407) 237-
                              6894                 6894

Wells Fargo     $16,250,000  Credit:              Credit:
Bank, N.A.                    230 W. Monroe St.    230 W. Monroe St.
                              Suite 2900           Suite 2900
                              Chicago, IL 60606    Chicago, IL 60606
                              Attn: Suzanne        Attn: Suzanne
                              Morys, V.P.          Morys, V.P.
                              Phone: 312-845-      Phone: 312-845-
                              8605                 8605
                              Fax: 312-553-4783    Fax: 312-553-4378
                             Administrative:      Administrative:
                              707 Wilshire Blvd.   707 Wilshire Blvd.
                              MAC 2818-165         MAC 2818-165
                              Los Angeles, CA      Los Angeles, CA
                              90017                90017
                              Attn: Matt Frey      Attn: Matt Frey
                              Phone: 213-614-      Phone: 213-614-
                              5038                 5038
                              Fax: 213-623-5674    Fax: 213-623-5674


___________

TOTAL OF COMMITMENTS: $500,000,000